Subsequent events	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events
19. Subsequent events
The following events occurred after June 30, 2022:
On July 25, 2022, the Company acquired 100% of the issued and outstanding membership interests of each of SP Silica of Monahans, LLC and SP Silica Sales, LLC (collectively “Monahans”), the West Texas subsidiaries of Signal Peak Silica, for a purchase price of $90.0 million in cash plus working capital adjustments of approximately $10.0 million.
On July 25, 2022, the New Term Loan Facility was amended to increase the size of the New Term Loan Facility by $150.0 million with an uncommitted option to obtain commitments for a potential additional $100.0 million of delayed draw loans before the earlier to occur of (i) the Merger and (ii) March 31, 2023. The maturity date of the New Term Loan Facility remains the same at March 4, 2025. The Company used a portion of the proceeds from the increased New Term Loan Facility to fund the acquisition of Monahans and anticipates using the remainder of the proceeds and operating cash to facilitate the Merger, pay outstanding debt under the New ABL Credit Facility and/or for other general corporate purposes.
On July 25, 2022, the New ABL Credit Facility was amended to add an uncommitted $100.0 million incremental facility (the “Incremental Facility”, under the terms of which existing lenders can make additional loans (in their sole discretion) under, or new lenders can join, the Incremental Facility and increase the potential size of the New ABL Credit Facility from $200 million to $300 million, subject to satisfaction of certain conditions. All other terms and conditions of the New ABL Credit Facility remained substantially unchanged.

11. Subsequent events
The ProFrac Predecessor has evaluated events subsequent to December 31, 2021 through March 31, 2022, the date these financial statements were made available to be issued, and report the following events:

a)
On January 31, 2022, Best Flow and Equify Financial entered into an agreement to amend the Best Flow Credit Facility to increase the facility by $6.0 million to $15.0 million. This amendment triggered a Term Loan covenant violation which restricted additional borrowings, but a waiver was received. This facility was extinguished on March 4, 2022.

b)
On February 16, 2022, Eagleton elected to receive in cash the $3.9 million deferred purchase price consideration related to the Company’s purchase of its noncontrolling interest in Best Flow. This obligation was paid March 2, 2022.

c)
On February 9, 2022, the Company entered into an agreement to purchase all the series
A-1
&
B-1
preferred units of BPC for $46.0 million (“Basin Units Acquisition”), consisting of $40.0 million to BPC for series
A-1
&
B-1
preferred units and $6.0 million to selling holders of BPC series
B-1
preferred units. The Company had an investment of $4.4 million in BPC as of December 31, 2021.

d)
In February 2022, ProFrac and its Term Loan lenders entered into an agreement to amend the Term Loan. The amendment expanded the facility by $48.0 million, the Term Loan lenders consented to the Basin Units Acquisition funded by the additional proceeds from the Term Loan, and the Term Loan lenders waived certain covenant violations that occurred in early 2022. There were no further covenant violations between this amendment and the extinguishment of the Term Loan on March 4, 2022.

e)
On February 2, 2022, ProFrac entered into an agreement with Flotek pursuant to which Flotek will provide full downhole chemistry solutions for a minimum of ten hydraulic fleets or 33% of our
Pre-Acquisition
Fleets for three years starting on April 1, 2022, at a price of cost plus 7.0% (“Flotek Supply Agreement”). In exchange for entry into the Flotek Supply Agreement, we received $10.0 million in initial principal amount of notes that are convertible into Flotek common stock and acquired an additional $10.0 million in principal amount of such notes in a related private offering transaction. On February 16, 2022, the Flotek Supply Agreement was amended to increase the term to ten years and increase the scope to 30 fleets. In exchange, Flotek agreed to issue us $50.0 million in initial principal amount of notes that will be convertible into

Flotek common stock The Flotek Supply Agreement Amendment includes a minimum annual volume commitment whereby we will be obligated to pay Flotek liquidated damages equal to 25% of the shortfall for such year, should we fail to meet the minimum purchase amount. The notes issued to ProFrac accrue paid-in-kind
interest at a rate of 10% per annum, have a maturity of one year, and convert into common stock of Flotek (a) at the holder’s option at any time prior to maturity, at a price of $1.088125 per share, (b) at Flotek’s option, if the volume-weighted average trading price of Flotek’s common stock equals or exceeds $2.50 for 20 trading days during a 30 consecutive trading day period, or (c) at maturity, at a price of $0.8705 (the “Convertible Notes”).

f)
On February 4, 2022, a related party entered into a Rights Agreement with Encantor Properties LP, one of the sellers from whom the Company purchased the Munger Ranch property, under which the related party was assigned rights to $8.1 million of the $30.0 million in consideration related to the Munger purchase.

g)
On February 14, 2022, the Company issued an unsecured promissory note to FHE USA, LLC, a subsidiary of BPC in an aggregate principal amount of $1.3 million. The note accrues PIK interest quarterly at a rate of 5.0% per annum and has a stated maturity date of February 14, 2027.

h)
On March 4, 2022, the Company entered into a senior secured term loan credit agreement (“New Term Loan Credit Facility”), with Piper Sandler Finance LLC, as administrative agent and collateral agent, and the lenders party thereto. The New Term Loan Credit Facility provides for a term loan in an aggregate principal amount of $450.0 million. The New Term Loan Credit Facility has a maturity date of March 4, 2025. Borrowings under the New Term Loan Credit Facility bear interest at the greater of Adjusted Term SOFR or 1.0%, plus a margin of 6.50% to 8.00% (8.50% until October 1, 2022), depending on the total net leverage ratio as defined under the New Term Loan Credit Facility. The interest rate was 9.5% as of the date of funding.

i)
On March 4, 2022, the Company entered into a senior secured asset-based revolving credit agreement (the “New ABL Credit Facility”), with JPMorgan Chase Bank N.A., as administrative agent and collateral agent, and the lenders party thereto. The New ABL Credit Facility provides for an asset-based revolving credit facility, originally in the amount of up to $100.0 million, subject to borrowing base availability, and has a maturity date of March 4, 2027. The interest rate was 4.0% as of the date of funding. As of March 30, 2022, the borrowing base is estimated to be $158.9 million, therefore maximum availability under the New ABL Credit Facility is the facility maximum of $100.0 million. There were $70.7 million of borrowings outstanding and $9.2 million of letters of credit outstanding, resulting in approximately $20.1 million of availability under the New ABL Credit Facility.

j)
On March 4, 2022, the Company entered into a $45.8 million subordinated promissory note with Equify Financial (“Equify Bridge Loan”). The Equify Bridge loan accrues interest at a rate of 1.00% and matures in March 2027.

k)
On March 4, 2022, the Company entered into a $22.0 million subordinated promissory note with THRC Holdings, L.P., a related party (“Backstop Note”). The Backstop Note accrues interest at a rate of 1.74% and matures in March 2027.

l)
On March 4, 2022, the Company entered into a $22.0 million subordinated promissory note with THRC Holdings, L.P. (“THRC Holdings”), a related party (“Closing Date Note”). The Closing Date Note accrues interest at a rate of 1.74% and matures in March 2027.

The following table summarizes the principal maturity schedule for our long-term debt outstanding as of March 30, 2022:

	2022	2023	2024	2025	2026	Thereafter
New ABL Credit Facility	$—	$—	$—	$—	$—	$70,706
New Term Loan Credit Facility	16,875	22,500	22,500	388,125	—	—
First Financial loan	11,627	15,890	—	—	—	—
Equify Bridge Loan	—	—	—	—	—	45,800
Backstop Note	—	—	—	—	—	22,000
Closing Date Note	—	—	—	—	—	22,000
Other indebtedness	136	173	152	101	75	386
Total	$28,638	$38,563	$22,652	$388,226	$75	$160,892

m)
On March 4, 2022 the Company extinguished the Term Loan, ABL Credit Facility, Best Flow Credit Facility, Best Flow Note and Alpine Promissory Note. All were refinanced by the New ABL Credit Facility, New Term Loan Credit Facility and Equify Bridge Loan, and as such the extinguishments were non-cash
transactions for the Company. The Company recognized a loss on extinguishment of debt of $8.3 million associated with these extinguishments.

n)
On March 4, 2022, the Company acquired the outstanding stock of FTS International, Inc. (“FTSI”) for a purchase price of $407.5 million, consisting of cash consideration of $334.6 million, and certain equity interests of $72.9 million (the “FTSI Acquisition”).

We will account for the acquisition of FTSI using the acquisition method of accounting. We use our best estimates and assumptions to assign fair value to the tangible and intangible assets expected to be acquired and liabilities expected to be assumed at the acquisition date. The Company is still evaluating the purchase price allocation and the initial accounting for the business combination. Neither were completed prior to March 31, 2022, the date these financial statements were made available to be issued. The determination and preliminary allocation of the purchase consideration are subject to change during the measurement period (up to one year from the date the acquisition closes) as we finalize the valuations of the net tangible and intangible assets acquired and liabilities assumed. The estimated purchase price allocation is not necessarily indicative of or intended to represent the results that would have been achieved had the FTSI Acquisition been consummated as of the dates indicated or that may be achieved in the future.

The Company has performed a preliminary valuation analysis of the fair market value of FTSI’s assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of December 31, 2021 (in thousands):

Assets acquired:
Cash and cash equivalents	$85,149
Accounts receivable	67,303
Prepaid expense and other assets	4,238
Inventories	38,540
Property, plant and equipment	284,108
Goodwill and intangible assets	36,500
Other assets	1,473

Total assets acquired	517,311

Liabilities assumed:
Accounts payable	70,591
Accrued expenses	37,932
Other current liabilities	309
Other non-current liabilities	979

Total liabilities assumed	109,811

Net assets acquired	$407,500

The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (i) changes in the fair value of property, plant and equipment, (ii) changes to intangible assets and goodwill and (iii) other changes to assets and liabilities.

o)
In connection with the completion of the FTSI Acquisition, FTSI conveyed to Wilks Development, LLC, an affiliate of ProFrac LLC, substantially all of FTSI’s owned real property consisting primarily of FTSI’s manufacturing facilities in exchange for net cash consideration of $44.4 million. The Company leased such real property from Wilks Development, LLC in exchange for aggregate lease payments of $51.6 million through March 2032 (the “FTSI Sale Leaseback”).